Exhibit 99.1

For Immediate Release	Contacts:
February 24, 2021	Joseph Jaffoni, Jennifer
Neuman, Norberto Aja
JCIR
(212) 835-8500
etm@jcir.com

ENTERCOM COMMUNICATIONS REPORTS

FOURTH QUARTER RESULTS, REVENUES UP 19% SEQUENTIALLY

FROM 3Q TO 4Q

Philadelphia, PA — Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended December 31, 2020.

Fourth Quarter Summary

•	Net revenues for the quarter were $319.5 million, up 19% compared to the third quarter of 2020 and down 23% compared to the fourth quarter of 2019

•

Our events business, which contributed 7% of our fourth quarter 2019 net revenues, continued to be significantly disrupted by COVID-19 and our event revenues for the quarter were down 98% compared to the fourth quarter of 2019

•	Digital revenues were $58.8 million, up 23% compared to the fourth quarter of 2019, propelled by continued strong audience and revenue growth in streaming and podcasting

•	Station expenses for the quarter declined 16% to $238.8 million compared to the prior year and corporate expenses declined 6% to $20.2 million

•	Operating loss for the quarter was $204.9 million, which included a non-cash impairment charge of $247.4 million, compared to an operating loss of $455.5 million in the fourth quarter of 2019

•	Adjusted EBITDA for the quarter was $66.5 million, compared to $113.0 million in the fourth quarter of 2019

•	Liquidity at year end was $160.2 million comprised of $129.2 million of available revolver capacity and $31.0 million of cash on-hand

CEO Comment

David J. Field, President and Chief Executive Officer, stated: “I am pleased to report that Entercom continued to drive strong sequential operating improvement with revenues up 19% and EBITDA more than doubling vs. the third quarter. Digital, podcasting, sports betting and network radio all posted strong double digit growth over prior year and we are continuing to drive innovation across these businesses to enhance future growth potential. While the pandemic continues to hobble a large number of our advertisers, particularly locally, we are optimistic about a strong recovery in our local ad sales later this year driven by vaccinations, fiscal stimulus and pent-up consumer demand in heavily impacted categories.

During the quarter, we announced and completed the acquisition of the QL Gaming Group, a rapidly emerging sports betting data and predictive analytics platform that ideally complements our unrivaled position in the sports audio business. In addition, we announced a landmark multi-year partnership with Fan Duel, which we believe is the largest advertising deal in the history of the radio industry.”

Recent Company Developments

•

QL Gaming Group Acquisition. We acquired sports data and iGaming affiliate platform QL Gaming Group in November in an all-cash deal for approximately $32 million, bringing unrivaled data, analytics and insight-driven content to our best-in-class sports broadcast stations and influential podcasts to RADIO.COM. We believe QLGG is an outstanding complement to our sports business, enabling significant cross-platform opportunities to accelerate subscription and affiliate growth on the BetQL platform while enhancing our programming with exclusive, compelling betting-oriented content. More recently, we launched the BetQL Audio Network establishing a new destination for premier sports betting programming across our platform.

•

LockedOn Podcast Network Partnership. We launched a sales and content partnership with LockedOn, the No. 1 daily local sports podcast network, recently acquired by TEGNA. Under the partnership, we will feature the LockedOn library of podcasts and develop new content on RADIO.COM. The partnership further enhances our national sports offerings and continues to expand our leadership in sports entertainment.

•

Accelerating Digital Growth. We continue to drive rapid growth in consumer demand and advertising revenues for our streaming content. Our digital audio platform, RADIO.COM, delivered 34% year-over-year growth in monthly active users in the fourth quarter and 53% growth in smart speaker listenership.

Earnings Conference Call and Company Information

Entercom will hold a conference call and simultaneous webcast regarding the quarterly earnings release on Wednesday, February 24, 2021, at 10:00 AM Eastern Time. The public may access the conference call by dialing Toll Free: (888) 889-0278 and Toll: (773) 799-3659, passcode: Entercom (domestic and international callers). Participants may also listen to a live webcast of the call by visiting the “Investor Relations” section of Entercom’s website at www.entercom.com. A replay of the conference call will be available for one week by dialing (888) 562-7210. A webcast replay of the conference call will be available beginning six hours after the call on the Company’s website for a period of two weeks. Additional information is available on the Company’s website at www.entercom.com.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is a leading audio and entertainment company engaging over 170 million consumers each month through its iconic broadcast brands, expansive digital platform, premium podcast network and live events and experiences. With presence in every major U.S. market, and accessible on every device, Entercom delivers the industry’s most compelling live and on-demand content and experiences from voices and influencers its communities trust and love. The company’s robust portfolio of assets and integrated solutions offer advertisers today’s most engaged audiences through targeted reach, brand amplification and local activation—all at national scale. Entercom is the unrivaled leader in local radio sports and news and the #1 creator of live, original local audio content in the U.S. Learn more at www.entercom.com, Facebook and Twitter (@Entercom).

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station Expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate Expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs, restructuring and integration costs, other expenses related to the refinancing; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); income from discontinued operations, net of income taxes or benefit; total other income or expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); other expenses related to the refinancing; impairment loss, merger and acquisition costs, restructuring and integration costs, preferred stock dividends; COVID-19 related expenses, non-recurring expenses/recoveries otherwise included in corporate or station expenses, loss on early extinguishment of debt, and gain or loss on sale or disposition of assets

Adjusted Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization; net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses); impairment loss; merger and acquisition costs; restructuring and integration costs, COVID-19 related expenses, other income and non-recurring expenses/recoveries otherwise included in corporate or station expenses; income from discontinued operations (excluding income taxes or tax benefit); and (ii) less net interest expense (excluding amortization of deferred financing costs or debt premium), Adjusted Income Taxes Paid, and Net Capital Expenditures.

Net Capital Expenditures consists of capital expenditures, including amortizable intangibles, adjusted to subtract reimbursed tenant improvement allowances.

Adjusted Income Taxes Paid consist of income tax paid, adjusted to exclude taxes paid related to the gain/loss on sale or exchange of radio station assets; and taxes paid related to the gain/loss on the sale of redundant property.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported, including income taxes otherwise included in income from discontinued operations; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) impairment loss; (v) merger and acquisition costs, restructuring and integration costs, COVID-19 related expenses, and non-recurring expenses/recoveries otherwise included in corporate or station expenses; (vi) other expenses related to refinancing; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 30% without discrete items of tax.

Adjusted Net Income (Loss) Per Share - Diluted includes any dilutive equivalent shares when not anti-dilutive. Convertible Preferred Stock is treated as if it never converted for the purposes of Adjusted Net Income (Loss) Per Share - Diluted.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income (Loss) Per Share – Diluted, Adjusted Free Cash Flow, Net Capital Expenditures and Adjusted Income Taxes Paid are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for Management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share - Diluted). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss, merger and acquisition costs, other expenses related to the refinancing, and gain/loss on early extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs. For purposes of comparability, income taxes are reflected at the expected federal and state income tax rate of 30%, without adjustment for discrete tax adjustments. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD. This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms S-4, 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
STATEMENTS OF OPERATIONS
Net Revenues	$319,495	$414,118	$1,060,898	$1,489,929

Station Expenses	238,805	284,458	905,448	1,081,960
Station Expense - Non-Cash Compensation	796	892	2,348	4,657
Corporate Expenses	20,230	21,636	57,653	72,777
Corporate Expenses - Non-Cash Compensation	2,291	5,006	6,907	11,527
Depreciation And Amortization	12,567	12,079	50,231	45,331
Time Brokerage Agreement Expense	—	—	—	106
Merger And Acquisition Costs	492	465	553	941
Impairment Loss	247,411	545,457	264,432	545,457
Restructuring Charges	1,671	1,023	11,981	6,976
Integration Costs	—	1,017	491	4,297
Other Expenses Related To Refinancing	—	2,533	—	4,397
Net (Gain) Loss On Sale Or Disposition of Assets	89	(4,957)	(139)	(7,640)

Total Operating Expenses	524,352	869,609	1,299,905	1,770,786

Operating Income (Loss)	(204,857)	(455,491)	(239,007)	(280,857)

Net Interest Expense	20,987	24,683	87,096	100,103
Loss on Early Extinguishment of Debt	—	265	—	2,046

Income (Loss) Before Income Taxes	(225,844)	(480,439)	(326,103)	(383,006)
Income Taxes (Benefit)	(63,447)	7,096	(83,879)	37,206

Net Income (Loss)	$(162,397)	$(487,535)	$(242,224)	$(420,212)

Net Income (Loss) Per Share - Basic	$(1.21)	$(3.64)	$(1.80)	$(3.07)

Net Income (Loss) Per Share - Diluted	$(1.21)	$(3.64)	$(1.80)	$(3.07)

Dividends Declared And Paid Per Common Share	$0.00	$0.02	$0.02	$0.22

Weighted Common Shares Outstanding - Basic	134,611	133,985	134,571	136,967

Weighted Common Shares Outstanding - Diluted	134,611	133,985	134,571	136,967

SUPPLEMENTAL BREAKDOWN OF REVENUE BY TYPE
Spot (local and national)	$216,852	$286,868	$705,743	$1,092,029
Digital (including podcasting)	58,800	47,844	189,988	146,274
Network	23,457	19,369	80,346	75,629
Sponsorships and Events	9,607	40,701	42,478	102,385
Other	10,779	19,336	42,343	73,612

	$319,495	$414,118	$1,060,898	$1,489,929

Political	$18,891	$4,304	$32,285	$8,996

SUPPLEMENTAL BREAKDOWN OF REVENUE BY FORMAT
Music	$171,939	$247,147	$567,807	$888,751
Sports	60,867	77,495	192,939	287,529
News/Talk	54,388	60,847	191,352	237,987
Non-format specific	32,301	28,629	108,800	75,662

	$319,495	$414,118	$1,060,898	$1,489,929

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Net Capital Expenditures	$8,932	$10,245	$29,992	$68,312
Adjusted Income Taxes Paid (Refunded)	$(1,233)	$18,757	$2,724	$27,218
Cash Dividends On Common Stock Declared And Paid	$—	$2,679	$2,692	$30,273

SELECTED BALANCE SHEET DATA	December 31,
	2020	2019
Cash and Cash Equivalents	$30,964	$20,393
Senior Debt - Term B-1 Loan (Includes Current Portion)	$754,006	$770,000
Senior Debt - Revolver (Includes Current Portion)	$114,727	$117,000
Senior Secured Notes	$425,000	$425,000
Senior Notes	$400,000	$400,000
Total Shareholders’ Equity	$644,738	$881,443

OTHER FINANCIAL DATA
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
Reconciliation Of GAAP Operating Income (Loss) To Station Operating Income
Operating Income (Loss)	$(204,857)	$(455,491)	$(239,007)	$(280,857)
Corporate Expenses	20,230	21,636	57,653	72,777
Corporate Expenses - Non-Cash Compensation	2,291	5,006	6,907	11,527
Station Expenses - Non-Cash Compensation	796	892	2,348	4,657
Depreciation And Amortization	12,567	12,079	50,231	45,331
Merger And Acquisition Costs	492	465	553	941
Restructuring Charges	1,671	1,023	11,981	6,976
Impairment Loss	247,411	545,457	264,432	545,457
Integration Costs	—	1,017	491	4,297
Other Expenses Related To Refinancing	—	2,533	—	4,397
Time Brokerage Agreement Expense	—	—	—	106
Net (Gain) Loss On Sale Or Disposition of Assets	89	(4,957)	(139)	(7,640)

Station Operating Income	$80,690	$129,660	$155,450	$407,969

Reconciliation Of GAAP Net Income (Loss) To Adjusted EBITDA
Net Income (Loss)	$(162,397)	$(487,535)	$(242,224)	$(420,212)
Income Taxes (Benefit)	(63,447)	7,096	(83,879)	37,206
Net Interest Expense	20,987	24,683	87,096	100,103
Corporate Expenses - Non-Cash Compensation	2,291	5,006	6,907	11,527

Station Expenses - Non-Cash Compensation	796	892	2,348	4,657
Depreciation And Amortization	12,567	12,079	50,231	45,331
Time Brokerage Agreement Expense	—	—	—	106
Merger And Acquisition Costs	492	465	553	941
Restructuring Charges	1,671	1,023	11,981	6,976
Integration Costs	—	1,017	491	4,297
COVID-19 Related Expenses	5,413	—	17,011	—
Non-Recurring Expenses/(Recoveries) Otherwise Included in Corporate Expenses	589	5,000	(2,718)	6,000
Impairment Loss	247,411	545,457	264,432	545,457
Other Expenses Related To Refinancing	—	2,533	—	4,397
Loss On Early Extinguishment Of Debt	—	265	—	2,046
Net (Gain) Loss On Sale Or Disposition of Assets	89	(4,957)	(139)	(7,640)

Adjusted EBITDA	$66,462	$113,024	$112,090	$341,192

Reconciliation of GAAP Net Income (Loss) To Adjusted Free Cash Flow
Net Income (Loss)	$(162,397)	$(487,535)	$(242,224)	$(420,212)
Depreciation And Amortization	12,567	12,079	50,231	45,331
Deferred Financing Costs Included In Interest Expense	1,039	856	3,981	3,083
Amortization Debt Premium Included In Interest Expense	(848)	(679)	(3,395)	(2,927)
Non-Cash Compensation Expense	3,087	5,898	9,255	16,184
Merger And Acquisition Costs	492	465	553	941
Integration Costs	—	1,017	491	4,297
Restructuring Charges	1,671	1,023	11,981	6,976
COVID-19 Related Expenses	5,413	—	17,011	—
Non-Recurring Expenses (Recoveries) Otherwise Included in Corporate Expenses	589	5,000	(2,718)	6,000
Impairment Loss	247,411	545,457	264,432	545,457
Net (Gain) Loss On Sale Or Disposition of Assets	89	(4,957)	(139)	(7,640)
Other Expenses Related To Refinancing	—	2,533	—	4,397
Loss On Early Extinguishment Of Debt	—	265	—	2,046
Income Taxes (Benefit)	(63,447)	7,096	(83,879)	37,206
Net Capital Expenditures, Including Amortizable Intangibles	(8,932)	(10,245)	(29,992)	(68,312)
Adjusted Income Taxes (Paid) Refunded	1,233	(18,757)	(2,724)	(27,218)

Adjusted Free Cash Flow	$37,967	$59,516	$(7,136)	$145,609

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
Reconciliation Of Capital Expenditures, Including Amortizable Intangibles, To Net Capital Expenditures
Capital Expenditures, Including Amortizable Intangibles	$(8,932)	$(14,326)	$(30,837)	$(77,901)
Reimbursed Tenant Improvement Allowance	—	4,081	845	9,589

Net Capital Expenditures	$(8,932)	$(10,245)	$(29,992)	$(68,312)

Reconciliation Of Income Taxes Paid To Adjusted Income Taxes (Paid) Refunded
Income Taxes (Paid) Refunded	$1,233	$(20,619)	$(2,724)	$(39,100)
Income Taxes Paid Related to Gain/Loss On Sale Or Exchange Of Radio Station Assets	—	—	—	894
Income Taxes Paid Related to Gain/Loss On Sale Of Redundant Properties	—	1,862	—	10,988

Adjusted Income Taxes (Paid) Refunded	$1,233	$(18,757)	$(2,724)	$(27,218)

Reconciliation of GAAP Net Income (Loss) To Adjusted Net Income (Loss)
Net Income (Loss)	$(162,397)	$(487,535)	$(242,224)	$(420,212)
Income Taxes (Benefit)	(63,447)	7,096	(83,879)	37,206
Merger And Acquisition Costs	492	465	553	941
COVID-19 Related Expenses	5,413	—	17,011	—
Non-Recurring Expenses (Recoveries) Otherwise Included in Corporate Expenses	589	5,000	(2,718)	6,000
Other Expenses Related To Refinancing	—	2,533	—	4,397
Impairment Loss	247,411	545,457	264,432	545,457
Integration Costs	—	1,017	491	4,297
Restructuring Charges	1,671	1,023	11,981	6,976
Loss On Early Extinguishment Of Debt	—	265	—	2,046
Net (Gain) Loss On Sale Or Disposition of Assets	89	(4,957)	(139)	(7,640)
Non-Cash Compensation Expense	3,087	5,898	9,255	16,184

Adjusted Net Income (Loss) Before Income Taxes	32,908	76,262	(25,237)	195,652
Income Taxes (Benefit)	9,872	22,879	(7,571)	58,696

Adjusted Net Income (Loss)	$23,036	$53,383	$(17,666)	$136,956

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income (Loss) Per Share - Diluted
Weighted Common Shares Outstanding - Diluted As Reported	134,611	133,985	134,571	136,967
Diluted Shares Excluded When Reporting A Net Loss	88	130	139	331

	134,699	134,115	134,710	137,298

Adjusted Net Income (Loss) Per Share - Diluted	$0.17	$0.40	$(0.13)	$1.00